UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

Group Nine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39905	85-3841363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

568 Broadway Floor 10 New York, New York	10012
(Address of Principal Executive Offices)	(Zip Code)

(646) 786-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	GNACU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	GNAC	The Nasdaq Capital Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GNACW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 20, 2021, Group Nine Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company and one-third of one redeemable warrant of the Company (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-251560) (the “Registration Statement”):

•	an Underwriting Agreement, dated January 14, 2021, among the Company and Barclays Capital Inc. and Code Advisors LLC, as representatives of the underwriters named therein, attached hereto as Exhibit 1.1 and incorporated herein by reference;

•	an Investment Management Trust Agreement, dated January 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2 and incorporated herein by reference;

•	a Warrant Agreement, dated January 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1 and incorporated herein by reference;

•	a Registration Rights Agreement, dated January 14, 2021, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3 and incorporated herein by reference;

•	a Letter Agreement, dated January 14, 2021, among the Company, its officers and directors and Group Nine SPAC LLC (the “Sponsor”) attached hereto as Exhibit 10.1 and incorporated herein by reference;

•	a Private Placement Warrants Purchase Agreement, dated January 14, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.4 and incorporated herein by reference; and

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 2,840,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $4,260,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2021, in connection with the IPO, Richard Parsons and Jen Wong (together with Ben Lerer and Brian Sugar, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective January 14, 2021, each of Mr. Parsons and Ms. Wong was also appointed to the audit committee and the compensation committee of the Board, with Mr. Parsons serving as the chair of the audit committee and Ms. Wong serving as chair of the compensation committee.

In January 2021, the Sponsor transferred 25,000 shares to the Company’s Class B common stock to each of Mr. Parsons and Ms. Wong. The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 14, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $230,000,000, comprised of $227,240,000 of the proceeds from the IPO, including $8,050,000 of the underwriters’ deferred discount, and $2,760,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it has not completed its business combination within 24 months from the closing of the IPO, subject to applicable law. An audited balance sheet as of January 20, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

On January 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On January 20, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated January 14, 2021, among the Company and Barclays Capital Inc. and Code Advisors LLC, as representatives of the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation, dated January 14, 2021.

4.1	Warrant Agreement, dated January 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 14, 2021, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated January 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 14, 2021, among the Company and certain security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated January 14, 2021, between the Company and the Sponsor.

99.1	Press Release, dated January 14, 2021.

99.2	Press Release, dated January 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group Nine Acquisition Corp.

Date: January 20, 2021	By:	/s/ Sean Macnew
	Name:	Sean Macnew
	Title:	Chief Financial Officer

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